                                                                    EXHIBIT 10.2

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 4


                  AMENDMENT NO. 4 dated as of October 23, 2002 in respect of the Credit Agreement dated as of August 13, 1999 (as heretofore amended, the "Credit Agreement") between Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Lenders party thereto, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Administrative Agent").

                  The Borrower has requested that the Administrative Agent consent to an amendment to the Credit Agreement. The Administrative Agent, pursuant to authority granted by, and having obtained all necessary consents of, the Required Lenders (as defined in the Credit Agreement), has agreed to such an amendment and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement and used herein are used herein as defined therein.

                  Section 2. Amendments. Subject to the execution and delivery hereof by the Borrower, Holdings, the Subsidiary Guarantors and the Administrative Agent, but effective as of the date hereof, Section 7.11 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "SECTION 7.11. SUBORDINATED INDEBTEDNESS. Except as permitted by Section 7.01(c), the Borrower will not, nor will it permit any of its Restricted Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (i) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness and (ii) any repurchase of OCI Subordinated Notes either
         (x) pursuant to the "Change of Control" offer required to be made under the OCI Indenture as a result of the Borrower becoming a Subsidiary of Holdings or (y) pursuant to a Notice of Full Optional Redemption dated September 25, 2002, so long as such repurchase under this clause (y) is effected at a price of not greater than par plus accrued and unpaid interest and call premium and the aggregate principal amount of OCI Subordinated Notes repurchased pursuant to such Notice of Full Optional Redemption shall not exceed $75,000,000."

                  Section 3. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall

                                Amendment No. 4
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                                      -2-


constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of the day and year first above written.

                              BORROWER AND HOLDINGS

LAMAR MEDIA CORP.                           LAMAR ADVERTISING COMPANY


By: /s/ KEITH ISTRE                         By: /s/ KEITH ISTRE
    ------------------------------              ------------------------------
    Title: Vice President and                   Title: Vice President and
           Chief Financial Officer                     Chief Financial Officer


                              SUBSIDIARY GUARANTORS

                                  LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
                                  LAMAR TEXAS GENERAL PARTNER, INC.
                                  TLC PROPERTIES, INC.
                                  TLC PROPERTIES II, INC.
                                  LAMAR PENSACOLA TRANSIT, INC.
                                  LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                  NEBRASKA LOGOS, INC.
                                  OHIO LOGOS, INC.
                                  UTAH LOGOS, INC.
                                  SOUTH CAROLINA LOGOS, INC.
                                  MINNESOTA LOGOS, INC.
                                  MICHIGAN LOGOS, INC.
                                  FLORIDA LOGOS, INC.
                                  NEVADA LOGOS, INC.
                                  TENNESSEE LOGOS, INC.
                                  KANSAS LOGOS, INC.
                                  COLORADO LOGOS, INC.
                                  NEW MEXICO LOGOS, INC.
                                  CANADIAN TODS LIMITED
                                  LAMAR ADVERTISING OF MICHIGAN, INC.
                                  LAMAR ELECTRICAL, INC.
                                  AMERICAN SIGNS, INC.
                                  LAMAR OCI NORTH CORPORATION, successor
                                    to Lamar Aztec, Inc.


                                 Amendment No. 4

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                                      -3-

                                  LAMAR OCI SOUTH CORPORATION
                                  LAMAR ADVERTISING OF KENTUCKY, INC.
                                  LAMAR FLORIDA, INC.
                                  LAMAR ADVERTISING OF IOWA, INC.
                                  LAMAR ADVAN, INC.
                                  LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                  LAMAR CENTRAL OUTDOOR, INC., formerly known
                                    as Lamar Advertising of Texas, Inc. and
                                    successor to Dowling Company
                                    Incorporated, Lamar Martin Corporation,
                                    Lamar MW Sign Corporation, Lamar Nevada Sign
                                    Corporation, Lamar Outdoor Corporation,
                                    Lamar Whiteco Outdoor Corporation, Lamar
                                    Springfield, Inc., Lamar West, L.P., Lindsay
                                    Outdoor Advertising, Inc., Scenic Marketing
                                    & Consulting, Inc., McCloskey Outdoor
                                    Advertising, Inc. and Lamar G&H Outdoor
                                    Advertising, L.L.C.
                                  LAMAR ADVANTAGE HOLDING COMPANY, successor to
                                    Superior Outdoor Advertising, Inc., Custom
                                    Leasing & Realty, Inc., and Arkansas
                                    Outdoor Advertising Co., Inc.
                                  LAMAR OHIO OUTDOOR HOLDING CORP.
                                  LAMAR BENCHES, INC.
                                  LAMAR I-40 WEST, INC.
                                  LAMAR ADVERTISING OF OKLAHOMA, INC.
                                  LAMAR OKLAHOMA HOLDING COMPANY, INC.
                                  HARDIN DEVELOPMENT CORPORATION
                                  PARSONS DEVELOPMENT COMPANY
                                  REVOLUTION OUTDOOR ADVERTISING, INC.
                                  OUTDOOR MARKETING SYSTEMS, INC.
                                  LAMAR ADVERTISING SOUTHWEST, INC.
                                  LAMAR DOA TENNESSEE HOLDINGS, INC.
                                  LAMAR DOA TENNESSEE, INC.
                                  TRANS WEST OUTDOOR ADVERTISING, INC.


                                  By: /s/ KEITH A. ISTRE
                                      --------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                 Amendment No. 4

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                                      -4-

                                  MISSOURI LOGOS, LLC, formerly known as Lamar
                                    Missouri, LLC and successor to Missouri
                                    Logos, Inc.
                                  KENTUCKY LOGOS, LLC, formerly known as Lamar
                                    Kentucky, LLC and successor to Kentucky
                                    Logos, Inc.
                                  OKLAHOMA LOGOS, L.L.C., successor to
                                    Oklahoma Logo Signs, Inc.
                                  MISSISSIPPI LOGOS, L.LC., successor to
                                    Mississippi Logos, Inc.
                                  DELAWARE LOGOS, L.L.C.
                                  NEW JERSEY LOGOS, L.L.C., successor to
                                    New Jersey Logos, Inc.
                                  GEORGIA LOGOS, L.L.C., formerly known as
                                    Georgia Logos, Inc.
                                  VIRGINIA LOGOS, LLC, successor to
                                    Virginia Logos, Inc.
                                  MAINE LOGOS, L.L.C.
                                  WASHINGTON LOGOS, L.L.C.

                                  By: Interstate Logos, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp., Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ---------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  INTERSTATE LOGOS, L.L.C., successor to
                                    Interstate Logos, Inc.
                                  THE LAMAR COMPANY, L.L.C., successor to
                                    Lamar Advertising of Alabama, Inc., Lamar
                                    Advertising of Ashland, Inc., Lamar
                                    Advertising of Greenville, Inc., Lamar
                                    Advertising of Jackson, Inc., Lamar
                                    Advertising of Joplin, Inc., Lamar
                                    Advertising of Mobile, Inc., Lamar
                                    Advertising of Missouri, Inc., Lamar
                                    Advertising of South Georgia, Inc., Lamar
                                    Advertising of South Mississippi, Inc.,
                                    Lamar Robinson, Inc., South Dakota
                                    Advertising, Inc., The Lamar Corporation,
                                    Lamar Bellows Outdoor Advertising, Inc.,
                                    Lamar Hardy Outdoor Advertising, Inc., Able
                                    Outdoor, Inc., Lamar KYO, Inc., Lamar
                                    Advertising of

                                 Amendment No. 4

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                                      -5-


                                    Macon, L.L.C., Outdoor West, Inc. of
                                    Tennessee and Outdoor West, Inc. of Georgia


                                  By: Lamar Media Corp.,
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  LAMAR ADVERTISING OF PENN, LLC, successor to
                                    Lamar Advertising of Penn, Inc.
                                  LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                  LAMAR TENNESSEE, L.L.C., successor to
                                    Lamar Advertising of Roland, Inc.
                                  LAMAR AIR, L.L.C.
                                  LC BILLBOARD, L.L.C.

                                  By: The Lamar Company, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  LAMAR TEXAS LIMITED PARTNERSHIP, successor to
                                    Lamar Advertising of Huntington-Bridgeport,
                                    Inc., Lamar Advertising of West Virginia,
                                    Inc., and Lamar Ember, Inc.

                                  By: Lamar Texas General Partner, Inc.
                                  Its: General Partner

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                Amendment No. 4

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                                      -6-


                                  TLC PROPERTIES, L.L.C.
                                  By: TLC Properties, Inc.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  OUTDOOR PROMOTIONS WEST, LLC
                                  TRANSIT AMERICA LAS VEGAS, L.L.C.
                                  LAMAR TRANSIT ADVERTISING OF NEW ORLEANS, LLC,
                                    successor to Triumph Outdoor Louisiana, LLC
                                  TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                  By: Triumph Outdoor Holdings, LLC
                                  Its: Managing Member
                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  LAMAR ADVANTAGE GP COMPANY, LLC
                                  LAMAR ADVANTAGE LP COMPANY, LLC, successor to
                                    Lamar Wright Poster Corp.
                                  TRIUMPH OUTDOOR HOLDINGS, LLC

                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                Amendment No. 4

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                                      -7-

                                  LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                  By: Lamar Advantage GP Company, LLC
                                  Its: General Partner
                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  LAMAR T.T.R., L.L.C.

                                  By: Lamar Advertising of Youngstown, Inc.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                  TEXAS LOGOS, L.P., formerly known as Texas
                                    Logos, Inc.

                                  By: Oklahoma Logos, L.L.C.
                                  Its: General Partner
                                  By: Interstate Logos, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp.
                                  Its: Managing Member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                Amendment No. 4

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                                      -8-


                                  OUTDOOR MARKETING SYSTEMS, L.L.C.

                                  By: Outdoor Marketing Systems, Inc.
                                  Its: Managing member

                                  By: /s/ KEITH A. ISTRE
                                      ----------------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer


                                Amendment No. 4

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                                      -9-


                                  ADMINISTRATIVE AGENT

                                  JPMORGAN CHASE BANK (formerly
                                    known as The Chase Manhattan Bank),
                                    as Administrative Agent


                                  By: /s/ JOAN FITZGIBBON
                                      ----------------------------------------
                                      Title: Managing Director

                                 Amendment No. 4